SCHEDULE 14A
                                 (Rule 14a - 101)

                      INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14a INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No. 1)

File by the Registrant  X
Filed by a Party other than the Registrant

Check the appropriate box:
X   Preliminary Proxy Statement       Confidential, For use of the Commission
                                      Only (as permitted by Rule 14a-6(e) (2)
   Definitive Proxy Statement
   Definitive Additional Materials
   Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

                          DYNAMICS RESEARCH CORPORATION
                  (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
     X     No fee required.
           Fee computed on table below per Exchange Act Rules 14a-6(I) and 0-11.
          (1) Title of each class of securities to which transaction applies:


          (2) Aggregate number of securities to which transaction applies:


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          (4)     Proposed maximum aggregate value of transaction:


          (5)     Total fee paid:


                  Fee paid previously with preliminary materials:
________________________________________________________________________
________________________________________________
                  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)     Amount Previously paid:


          (2)     Form, Schedule or Registration Statement no.:


          (3)     Filing Party:


          (4)     Date Filed:  March 20, 1998




PROXY

                          DYNAMICS RESEARCH CORPORATION

                   Annual Meeting of Stockholders-April 28, 1998

     The undersigned hereby appoints John S. Anderegg, Jr., Douglas R. Potter, and John L. Wilkinson and each of them as proxies, with full power of substitution and re-substitution to each, and hereby authorizes them to represent and to vote as designated on the reverse, at the Annual
Meeting of Stockholders of Dynamics Research Corporation (the "Company") on April 28, 1998 at 3:30 P.M. Boston time, and at any adjournments thereof, all of the shares of the Company which the undersigned would be entitled to vote if personally present.

   The Board of Directors recommends a vote FOR:

   1.  Fixing the number of Directors and  Election of the Class II Directors

   FOR nominees listed below, except as indicated.

       Dr. Francis J. Aguilar      WITHHOLD AUTHORITY to vote

                                   ABSTAIN

       John S. Anderegg, Jr.       WITHHOLD AUTHORITY to vote

                                   ABSTAIN

2. Increasing the number of shares of Authorized Common Stock from 15,000,000 to 30,000,000 shares

     For            Against






Account Number     No. of Shares          Proxy No.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. EVERY PROPERLY SIGNED PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, PROXIES
WILL BE VOTED FOR ITEM 1 AND ITEM 2.  IN THEIR DISCRETION, THE PROXIES
ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME
BEFORE THE MEETING.

                                   Dated...................., 1998


                                   ..........................
                                              Signature

                                   ...........................
                                              Signature

               Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If signing as an attorney, executor, administrator, trustee, guardian or other representative capacity, please give your full title as such.